                                                                    Exhibit 24

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 1999.


                                             /s/ A. ALFRED TAUBMAN
                                             ---------------------------------
                                             A. ALFRED TAUBMAN

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of January, 1999.

                                             /s/ MAX M. FISHER
                                             ----------------------------------
                                             MAX M. FISHER

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 21st day of January, 1999.

                                             /s/ MICHAEL BLAKENHAM
                                             ----------------------------------
                                             VISCOUNT MICHAEL BLAKENHAM

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 17th day of January, 1999.

                                             /s/ WALTER J.P. CURLEY
                                             ----------------------------------
                                             WALTER J.P. CURLEY

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of February, 1999.


                                             /s/ JEFFREY H. MIRO
                                             -----------------------------------
                                             JEFFREY H. MIRO

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 1999.


                                             /s/ THE MARQUESS OF HARTINGTON
                                             ----------------------------------
                                             THE MARQUESS OF HARTINGTON

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 1999.


                                             /s/ HENRY R. KRAVIS
                                             ----------------------------------
                                             HENRY R. KRAVIS

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of January, 1999.


                                             /s/ CONRAD BLACK
                                             ----------------------------------
                                             CONRAD BLACK

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of January, 1999.

                                             /s/ SHARON PERCY ROCKEFELLER
                                             ----------------------------------
                                             SHARON PERCY ROCKEFELLER